Vulnerability due to certain concentrations	12 Months Ended
Dec. 31, 2011
Vulnerability due to certain concentrations [Abstract]
Vulnerability due to certain concentrations

25. Vulnerability due to certain concentrations

ASML relies on outside vendors to manufacture the components and subassemblies used in its systems, each of which is obtained from a sole supplier or a limited number of suppliers. ASML’s reliance on a limited group of suppliers involves several risks, including a potential inability to obtain an adequate supply of required components and reduced control over pricing and timely delivery of these subassemblies and components. In particular, from time to time, the number of systems ASML has been able to produce has been limited by the production capacity of Zeiss. Zeiss is currently ASML’s sole external supplier of lenses and other critical optical components and is capable of producing these lenses only in limited numbers and only through the use of its manufacturing and testing facility in Oberkochen and Wetzlar, Germany. During 2011, ASML’s sales were not limited by the deliveries from Zeiss.

ASML sells a substantial number of lithography systems to a limited number of customers. See Note 20. Business failure of one of ASML’s main customers may result in adverse effects on its business, financial condition and results of operations.